                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 15, 2005


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                        000-50139                             Not applicable
------------------------           ------------------------             ----------------------------
(State of Incorporation)           (Commission File Number)             (IRS Employer Identification
                                                                                  Number)


                    1620 Dodge Street
                      Stop Code 3198
                    Omaha, Nebraska                                    68197-3198
         ----------------------------------------                      ----------
         (Address of principal executive offices)                      (Zip Code)


                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         The registrant hereby files the Monthly Report to Noteholders for the monthly period ending January 31, 2005 as Exhibit 20 to Item 9.01(c) hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

         EXHIBIT NO.    DOCUMENT DESCRIPTION

         Exhibit 20 Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending January 31, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 2005           FIRST NATIONAL FUNDING LLC

                                    By:  First National Funding Corporation,
                                         Managing Member



                                    By:  /s/ Matthew W. Lawver
                                         --------------------------------------
                                         Matthew W. Lawver, President


Dated:  February 24, 2005           FIRST NATIONAL MASTER NOTE TRUST

                                    By:  First National Bank of Omaha,
                                         As Servicer of First National Master
                                         Note Trust



                                    By:  /s/ Matthew W. Lawver
                                         --------------------------------------
                                         Matthew W. Lawver, Senior Vice
                                         President

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
   20          Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly
               Servicing Report for the monthly period ending January 31, 2005